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                                                                   Exhibit 10.10

                                                                      EXHIBIT  A

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of March 28, 2000 by and between Cendant Corporation, a Delaware corporation ( "Cendant"), and NRT Incorporated, a Delaware corporation ("NRT").

                  1. INTRODUCTION. Cendant is a party to a Purchase Agreement (the "Purchase Agreement") with NRT, pursuant to which Cendant has agreed, among other things, to issue to NRT shares of a new series of Cendant common stock, par value $.01 per share (the "Move.com Stock"). This Agreement shall become effective upon the issuance of such shares to NRT pursuant to the Purchase Agreement. Certain capitalized terms used in this Agreement are defined in
Section 3 hereof; references to Sections shall be to sections of this Agreement.

                  2. REGISTRATION UNDER SECURITIES ACT, ETC.

                  2.1 INCIDENTAL REGISTRATION. If Cendant at any time after the Offering Closing Date proposes to register any shares of Move.com Stock under the Securities Act (other than on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, it will each such time give prompt written notice to NRT of its intention to do so and of NRT's rights under this Section 2.1. Upon the written request of NRT made within 10 business days after the receipt of any such notice (which request shall specify the Registrable


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Securities intended to be disposed of by NRT and the intended method of disposition thereof, provided that if the shares to be registered by Cendant are to be distributed through one or more underwriters as provided in Section 2.3 NRT must agree to distribute such Registrable Securities by or through such underwriter or underwriters), Cendant will, subject to the terms of this Agreement, use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which Cendant has been so requested to register by NRT, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the shares of Move.com Stock which Cendant proposes to register (whether or not for sale for its own account); PROVIDED that, prior to the first anniversary of the Offering Closing Date, and together with all other Registrable Securities disposed of by NRT prior to such first anniversary, NRT shall have the right to dispose of only up to one half (1/2) of the Registrable Securities owned by NRT on the Offering Closing Date; PROVIDED, FURTHER, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Cendant shall determine for any reason either not to register or to delay registration of all such securities, Cendant may, at its election, give written notice of such determination to NRT and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering all such other securities. Cendant will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.1.

                  2.2 REGISTRATION PROCEDURES. If and whenever Cendant is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, Cendant shall:

                           (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become and remain effective, PROVIDED, HOWEVER, that Cendant may postpone the filing or effectiveness of any registration statement otherwise required to be filed by Cendant pursuant to this Agreement or suspend the use of any registration statement for a period of time, not to exceed 180 days in any 12-month period, if Cendant determines that the filing or continued use of such registration statement would require Cendant to disclose a material financing, acquisition or other corporate development and Cendant shall have determined that such disclosure is not in the best interests of Cendant; PROVIDED, FURTHER, that Cendant may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.1, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (A) such time as all of such securities have been disposed of



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         in accordance with the intended methods of disposition by NRT set forth in such registration statement or (B) the expiration of 90 days after such registration statement becomes effective;

                           (iii) furnish to NRT such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as NRT may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by NRT;

                           (iv) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as NRT shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable NRT to consummate the disposition in such jurisdictions of the Registrable Securities, except that Cendant shall not for any such purpose be required to qualify generally to do business as a foreign corporation or dealer in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (v) furnish to each underwriter, if an underwritten offering, customary "cold comfort" letters from its independent auditors, legal opinions from counsel to Cendant on customary matters, and such other certificates or other instruments reasonably requested by such underwriters;

                           (vi) notify NRT and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                                   (A) when the registration statement, the
                  prospectus or any prospectus supplement related thereto or post-effective



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                  amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                   (B) of any request by the Commission for
                  amendments or supplements to the registration statement or the prospectus or for additional information;

                                   (C) of the issuance by the Commission of any
                  stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                                   (D) if at any time the representations and
                  warranties of Cendant made as contemplated by Section 2.3 below cease to be true and correct; and

                                   (E) of the receipt by Cendant of any
                  notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                           (vii) notify NRT, at any time when a prospectus relating to a registration statement is required to be delivered under the Securities Act, upon Cendant's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and as soon as practicable prepare and furnish to NRT and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;



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                           (ix) otherwise use its reasonable efforts to comply
         with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with Cendant's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder; and

Cendant may require NRT to furnish Cendant such information regarding NRT and the distribution of the Registrable Securities as Cendant may from time to time reasonably request in writing.

                  At least one day prior to any disposition of Registrable Securities by NRT, NRT will orally advise Cendant of the dates on which such disposition is expected to commence and terminate, the number of Registrable Securities expected to be sold, the method of disposition and such other information as Cendant may reasonably request in order to supplement the prospectus contained in any registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advice, Cendant will, if necessary, (i) prepare a supplement to such prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (ii) if necessary, qualify the Registrable Securities to be sold under the securities or blue sky laws of such jurisdictions in the United States as NRT shall reasonably request (subject to the proviso of Section 2.3(iv)).

                  NRT agrees by acquisition of the Registrable Securities that, upon receipt of any notice from Cendant of the occurrence of any event of the kind described in subdivisions (vi) or (vii) of this Section 2.2, NRT will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until NRT's receipt of the copies of the supplemented or amended prospectus contemplated by subdivisions (vi) or (vii) of this Section 2.2 and, if so directed by Cendant, will deliver to Cendant (at Cendant's reasonable expense) all copies, other than permanent file copies, then in NRT's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  NRT shall, at any time it is engaged in the distribution of Registrable Securities comply with all applicable laws, including Regulation M promulgated under the Exchange Act and (i) will not engage in any stabilization activity in connection with the securities Cendant in contravention of such rules, (ii) will distribute the Registrable Securities solely in the manner described in any applicable registration statement and (iii) will not bid for or purchase any securities of Cendant or attempt to induce any



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person to purchase any securities of Cendant other than as permitted under the
Exchange Act.

                  2.3 UNDERWRITTEN OFFERINGS.

                      (a) INCIDENTAL UNDERWRITTEN OFFERINGS. If Cendant at any time proposes to register any shares of Move.com Stock under the Securities Act as contemplated by Section 2.1 and such securities are to be distributed by or through one or more underwriters, Cendant will, if requested by NRT as provided in Section 2.1 and subject to the provisions of Section 2.2, use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by NRT among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform NRT and the holders of any other securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under Section 2.1 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities by the underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then Cendant may, upon written notice to NRT and all holders of such other securities so requested to be included, exclude PRO RATA from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by NRT and by the holders of such other securities so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. NRT shall be a party to the underwriting agreement between Cendant and such underwriters.

                      (b) HOLDBACK AGREEMENT. NRT agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of, make any sale or distribution pursuant to Rule 144 (or any successor provision) under the Securities Act of or otherwise dispose of any securities of Cendant, during the period of not more than180 days after any underwritten registration pursuant to Section 2.1 has become effective, except as part of such underwritten registration, whether or not NRT participates in such registration. NRT agrees that Cendant may in-


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struct its transfer agent to place stop transfer notations in its records to enforce this Section 2.3(c).

                      (c) PARTICIPATION IN UNDERWRITTEN OFFERINGS. NRT may not participate in any underwritten offering hereunder unless NRT completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of any underwriting arrangements.

                  2.4 RESTRICTIONS ON RESALE.

                      (a) Until the first anniversary of the Offering Closing date, NRT agrees not to sell, transfer or otherwise dispose of Registrable Securities other than pursuant to section 2.1 of this Agreement.

                      (b) In no event will NRT have any rights under Section 2.1 of this agreement until after the closing of an initial public offering of the Move.com Stock.

                  2.5 INDEMNIFICATION.

                      (a) INDEMNIFICATION BY CENDANT. In the event of any registration of any securities of Cendant under the Securities Act, Cendant will, and hereby agrees to, indemnify and hold harmless NRT, its directors and officers, and each other Person, if any, who controls NRT within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which NRT or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or (y) alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Cendant will reimburse NRT and each such director, officer, and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that Cendant shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such



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registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Cendant through an instrument duly executed by NRT specifically stating that it is for use in the preparation thereof, PROVIDED, FURTHER, that Cendant shall not be liable to NRT in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of NRT's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus; and PROVIDED, FURTHER, that Cendant shall not be liable to NRT in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based (i) upon the use of any preliminary final or summary prospectus by or on behalf of NRT after Cendant has notified NRT, in accordance with Section 2.2(vii), that such prospectus contains an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the use of any final prospectus, as amended or supplemented, by or on behalf of NRT after such time as the obligation of Cendant to keep the related registration statement effective has expired or (iii) any violation of any federal or state securities laws, rules or regulations committed by NRT (other than any violation that arises out of or is based upon the circumstances described in clause (x) or (y) above and as to which NRT would otherwise be entitled to indemnification hereunder). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of NRT or any such director, officer, or controlling Person and shall survive the transfer of such securities by NRT.

                      (b) INDEMNIFICATION BY THE NRT. Cendant may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that Cendant shall have received an undertaking satisfactory to it from NRT, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 2.5) Cendant, each director of Cendant, each officer of Cendant and each other Person, if any, who controls Cendant within the meaning of the Securities Act, with respect to (i) any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Cendant through an instrument duly executed by NRT specifically stating that it is for use in the preparation of such registration statement,


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preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, (ii) the use of any prospectus by or on behalf of NRT after Cendant has notified NRT that such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the failure to send or deliver to a Person to whom NRT sells Registrable Securities at or prior to the written confirmation of sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if Cendant has previously furnished copies thereof to NRT or its representatives, or (iv) any violation by NRT of any federal or state securities law or rule or regulation thereunder (other than any violation that arises out of or is based upon circumstances described in clause (x) or (y) of Section 2.5(a) above and as to which NRT is entitled to indemnification thereunder). Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Cendant or any such director, officer or controlling person and shall survive the transfer of such securities by NRT. Notwithstanding the foregoing, the indemnity obligation of NRT pursuant to this Section 2.5(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by NRT for the sale of shares by NRT in a registration hereunder.

                      (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional



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term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                      (d) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                      (e) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Cendant on the one hand and NRT on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Cendant on the one hand and of NRT on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Cendant on the one hand and NRT on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by Cendant from the initial sale of the Registrable Securities by Cendant bear to the gain, if any, realized by NRT. The relative fault of Cendant on the one hand and of NRT on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Cendant or by NRT and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (e) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 2.5 had been available under the circumstances.



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                  Cendant and NRT agree that it would not be just and equitable if contribution pursuant to this subdivision (e) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 2.5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (e), NRT shall not be required to contribute any amount in excess of the amount by which the total proceeds (before deducting underwriting discounts and commissions and expenses) received by NRT from the sale of Registrable Securities exceeds the amount of any damages that NRT has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                     COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                     MOVE.COM STOCK: As defined in Section 1.

                     CENDANT: As defined in the introductory paragraph of this Agreement.

                     EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular Section of the Securities Exchange Act of 1934 shall include a reference to the comparable Section, if any, of any such similar Federal statute.

                     PERSON: A corporation, an association, a partnership, a limited liability company, an organization, business, an individual, a



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                     governmental or political subdivision thereof or a
                     governmental agency or any other entity.

                     REGISTRABLE SECURITIES: any shares of Move.com Stock issued to NRT pursuant to the Purchase Agreement and any securities issued or issuable with respect to any Move.com Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, [new certificates for them not bearing a legend restricting further transfer shall have been delivered by Cendant] and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they become eligible for resale pursuant to Rule 144(k) (or any successor provision) under the Securities Act or (e) they shall have ceased to be outstanding.

                     REGISTRATION EXPENSES: All expenses incident to Cendant's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Cendant and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding (i) brokerage commissions, underwriting discounts and commissions and transfer taxes, if any; (ii) fees and disbursements of counsel or of any experts retained by NRT in connection with the registration of any Registrable Securities or



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                     the distribution of such shares; or (iii) any other
                     out-of-pocket expenses of NRT.

                     SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular Section of the Securities Act of 1933 shall include a reference to the comparable Section, if any, of any such similar federal statute.

                  4. AMENDMENTS AND WAIVERS. This Agreement may be amended and Cendant may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Cendant shall have obtained the written consent to such amendment, action or omission to act, of NRT.

                  5. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any party hereto shall be in writing and shall be given and addressed to such party in the manner set forth in the Purchase Agreement or at such other address as such party shall have furnished to the other party in writing. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above.

                  6. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that the provisions of this Agreement which are for the benefit of NRT shall also be for the benefit of and enforceable by any wholly owned direct or indirect subsidiary of NRT to which NRT transfers any of its Registrable Securities pursuant to the Purchase Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  7. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  8. GOVERNING LAW. This agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New York, without giving effect to any choice of law provision or rule thereof.

                  9. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between Cendant and NRT relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  11. SUBMISSION TO JURISDICTION. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America in each case located in the County of New York for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts) and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 5 (or to such other address for notice that such party has given the other party written notice of in accordance with Section 5) shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or of the United States of America in each case located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

                  12. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                    CENDANT CORPORATION



                                    BY: /s/ James Buckman
                                       --------------------------
                                       Name:
                                       Title:


                                    NRT INCORPORATED


                                    By: /s/ Steven L. Barnett
                                       --------------------------
                                       Name:
                                       Title: